SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 3, 2004

                               Lasik America, Inc.
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             (Exact name of Registrant as specified in its charter)


                                     Nevada
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                 (State or other jurisdiction of incorporation)


      333-68942                                         88-0490720
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(Commission File Number)                    (I.R.S. Employer Identification No.)

          6616 Indian School Road, N.E., Albuquerque, New Mexico 87110
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               (Address of principal executive offices)      (Zip Code)

        Registrant's telephone number, including area code (505) 837-2020


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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Item 1. Changes in Control of Registrant.

Item 2. Acquisition or Disposition of Assests

     On August 3, 2004, Lasik America, Inc. (the "Company") consummated a merger (the "Merger") of its wholly-owned subsidiary, Lasik Acquisition Corp. ("Subsidiary"), and Salus Holdings, Inc., a New York corporation ("Salus") pursuant to the terms of an Agreement and Plan of Merger dated May 11, 2004 by and among the Company, Subsidiary; Salus; Homeland Security Technology, Inc. f/k/a Eyemakers, Inc., a Nevada corporation ("HSTI"), and Icon Veneto S.r.l., a company formed under the laws of Italy. Pursuant to the terms of the Merger, HSTI, sole shareholder of Salus, was issued 2,000,000 shares of common stock of the Company (43.7% of all of the issued and outstanding shares of the Company) for all of the issued and outstanding shares of Salus. Thus, the Company now owns all of the issued and outstanding shares of Salus.

     Salus is the sole shareholder in Icon Salus S.r.l., a company formed under the laws of Italy ("Icon Salus"). Icon Salus owns a dialysis clinic in Italy as well as the rights to acquire additional dialysis clinics.

     In connection with the Merger, Ernest B. Remo, was apointed Chief Executive Officer and Chairman of the Board of Directors of the Company. Howard Silverman was appointed as President and Chief Operating Officer of the Company.

Item 7. Financial Statements and Exhibits.

     (a) The Company will file all financial statements required to be filed pursuant to this Item 7 with an amendment to this current report on Form 8-KA within sixty (60) days of the date hereof.

     (b) Pro forma Financial Information. The Company will file all pro forma financial statements required to be filed pursuant to this Item 7 with an amendment to this current report on Form 8-KA within sixty (60) days of the date hereof.

     (c) Exhibits.

         The following documents are being filed herewith by the Company as exhibits to this Current Report on Form 8-K:

         2.1 Agreement and Plan of Merger, dated May 11, 2004 by and among Lasik Acquisition Corp., a New York corporation and wholly owned subsidiary of Parent; Lasik America Inc., a Nevada corporation ("Parent"); Salus Holding, Inc., a New York corporation ("Salus"); Homeland Security Technology, Inc. f/k/a Eyemakers, Inc., a Nevada corporation and sole shareholder of Salus ; and Icon Veneto S.r.l., a company formed under the laws of Italy.

         2.2 Amendment to the Agreement and Plan of Merger, dated May 11, 2004 by and among Lasik Acquisition Corp., a New York corporation and wholly owned subsidiary of Parent; Lasik America Inc., a Nevada corporation ("Parent"); Salus Holding, Inc., a New York corporation ("Salus"); Homeland Security Technology, Inc. f/k/a Eyemakers, Inc., a Nevada corporation and sole shareholder of Salus; and Icon Veneto S.r.l., a company formed under the laws of Italy.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Lasik America, Inc.
                                               (Registrant)


Date:  August 4, 2004                       By: /s/  Ernest B. Remo
                                               --------------------------------
                                                     Ernest B. Remo
                                                     Chief Executive Officer



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